Statement of Additional Information Supplement
John Hancock Funds II
Capital Appreciation Value Fund (the fund)
Supplement dated June 30, 2025 to the current Statement of Additional Information, as may be supplemented (the SAI)
As of June 30, 2025 (the Effective Date), Vivek Rajeswaran, Mike Signore, and Brian Solomon are added as portfolio managers of the fund. David R. Giroux continues as a portfolio manager of the fund, and together with Vivek Rajeswaran, Mike Signore, and Brian Solomon is jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, the following information regarding Vivek Rajeswaran, Mike Signore, and Brian Solomon supplements the information presented in Appendix B - Portfolio Manager Information, which provides additional information about the portfolio managers of the fund’s subadvisor, T. Rowe Price Associates, Inc.:
Portfolio Managers and Other Accounts Managed
The following table provides information regarding other accounts for which each of Vivek Rajeswaran, Mike Signore, and Brian Solomon has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each of Vivek Rajeswaran’s, Mike Signore’s, and Brian Solomon’s investment in the fund and similarly managed accounts.
The following table provides information as of April 30, 2025:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Vivek Rajeswaran	0	$0	0	$0	0	$0
Mike Signore	0	$0	0	$0	0	$0
Brian Solomon	1	$52.07	0	$0	0	$0
Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which the subadvisor receives a fee based on investment performance are listed in the table below.
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Vivek Rajeswaran	0	$0	0	$0	0	$0
Mike Signore	0	$0	0	$0	0	$0
Brian Solomon	0	$0	0	$0	0	$0
Ownership of the Fund and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by each of Vivek Rajeswaran, Mike Signore, and Brian Solomon as of April 30, 2025. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. Each of Vivek Rajeswaran’s, Mike Signore’s, and Brian Solomon’s ownership of fund shares is stated in the footnote below the table.
Portfolio Manager	Dollar Range of Shares Owned[1]
Vivek Rajeswaran	$10,001–$50,000
Mike Signore	None
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock, and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.

Portfolio Manager	Dollar Range of Shares Owned[1]
Brian Solomon	$100,001–$500,000
1
As of April 30, 2025, Vivek Rajeswaran, Mike Signore, and Brian Solomon beneficially owned $0, $0, and $0, respectively, of the fund.
You should read this supplement in conjunction with the SAI and retain it for your future reference.